                                                                     Exhibit 4.1

           COMMON STOCK                               COMMON STOCK
[SEAL OF COMMON STOCK APPEARS HERE]        [SEAL OF COMMON STOCK APPEARS HERE]

   INCORPORATED UNDER THE LAWS              SEE REVERSE FOR CERTAIN DEFINITIONS
    OF THE STATE OF DELAWARE                AND A STATEMENT AS TO THE RIGHTS,
                                               PREFERENCES, PRIVILEGES AND
                                                  RESTRICTIONS ON SHARES
                                                     CUSIP 20589R 10 7

             [LOGO OF CONCENTRIC NETWORK CORPORATION APPEARS HERE]
                        CONCENTRIC NETWORK CORPORATION


THIS CERTIFIES THAT







is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

                        CONCENTRIC NETWORK CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

        [CORPORATE SEAL OF CONCENTRIC NETWORK CORPORATION APPEARS HERE]


    /s/ Pete J. Bergeron                                 /s/ Henry R. Nothhaft
         SECRETARY                                           PRESIDENT

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




     TEN COM            --  as tenants in common
     TEN ENT            --  as tenants by the entireties
     JT TEN             --  as joint tenants with right of
                            survivorship and not as tenants
                            in common
     COM PROP           --  as community property


  UNIF GIFT MIN ACT  --  ...................... Custodian ....................
                               (Cust)                           (Minor)
                         under Uniform Gifts to Minors
                         Act .................................................
                                                (State)
  UNIF TRF MIN ACT  --  ................. Custodian (until age................)
                             (Cust)
                        ............................ under Uniform Transfers
                               (Minor)
                        to Minors Act .........................................
                                                       (State)





    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,_________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

-------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -----------------------


                             X
                              -------------------------------------------------
                             X
                              -------------------------------------------------
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.